EXHIBIT 32.1

  CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB for the period ended September 30, 2005 (the "Report") of Maxxon, Inc. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Rondald L. Wheet, the Chief Executive Officer and the Chief Financial Officer of the Registrant certify, to the best of my knowledge, information and belief, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                    /s/  RONDALD L. WHEET
                                    ---------------------------------------
                                    Name:   Rondald L. Wheet, CEO and CFO
                                    Date:   November 15, 2005